Exhibit 3

VOTING AGREEMENT

THIS VOTING AGREEMENT, dated as of May 9, 2013 (this “Agreement”), is made by Christopher and Stephanie Ricciardi (together, the “Shareholder”) for the benefit of Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), pursuant to the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated of even date herewith, by and among the Company, Mead Park Holdings, LP, and Mead Park Capital Partners LLC (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is entering into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell to Buyer and Buyer has agreed to purchase from the Company (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued shares (collectively, the “Buyer Common Shares”) of the Company’s Common Stock, par value $.001 per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501) (the “Buyer Note”);

WHEREAS, the Buyer Note is convertible into the “Conversion Shares” as defined in the Securities Agreement (the “Buyer Conversion Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Daniel G. Cohen are executing and delivering a securities purchase agreement (the “Cohen Purchase Agreement”), pursuant to which the Company has agreed to sell to Mr. Cohen and Mr. Cohen has agreed to purchase from the Company (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares (collectively, the “Cohen Common Shares” and, together with the Buyer Common Shares, the “Transaction Shares”) of the Common Stock, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) a convertible senior promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “Cohen Note” and, together with the Buyer Note, the “Notes”);

WHEREAS, the Cohen Note is convertible into the “Conversion Shares” as defined in the Cohen Purchase Agreement (the “Cohen Conversion Shares”);

WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement and the Cohen Securities Agreement, the issuance of the Transaction Shares, the Buyer Conversion Shares and the Cohen Conversion Shares, and the election of certain directors to the Board of Directors of the Company (the “Board of Directors”) will be submitted to the Company’s shareholders for approval at the Company’s 2013 annual meeting of shareholders (the “Annual Meeting”), which is anticipated to be held on or about July 25, 2013;

WHEREAS, as an inducement to Buyer to enter into the Securities Purchase Agreement, the Shareholder is entering into this Agreement;

WHEREAS, as of the date hereof, the Shareholder owns of record, or has the power to vote, certain of the outstanding voting equity securities of the Company (the “Voting Securities”); and

WHEREAS, with this Agreement, the Shareholder wishes to undertake certain obligations with respect to the Voting Securities of which the Shareholder is the owner of record, or with respect to which the Shareholder has the power to vote, on the Record Date (as defined below) (such Voting Securities as of such date, the “Total Voting Securities”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Shareholder hereby agrees as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote. Except as otherwise provided in this Agreement and except as prohibited by applicable Law, the Shareholder agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 3.2, at the Annual Meeting or any other meeting of the shareholders of the Company at which any of the Transaction Matters (as defined below) are to be voted upon, however called (and including any postponement or adjournment of any such meeting), or in connection with any written consent of the shareholders of the Company with respect to any of the Transaction Matters, the Shareholder shall:

(a) appear at each such meeting (in person or by proxy) or otherwise cause all Total Voting Securities owned of record by the Shareholder, or with respect to which the Shareholder has the power to vote, in each case as of the record date used for determining the holders of voting securities of the Company entitled to vote at such meeting or to deliver such consent (the “Record Date”), to be counted as present thereat for purposes of calculating a quorum; and

(b) vote or cause to be voted (in person or by proxy) or deliver a written consent (or cause a consent to be delivered) covering all Total Voting Securities owned of record by the Shareholder or as to which the Shareholder has the power to vote, in each case as of the Record Date, in favor of: (i) the issuance by the Company of the Buyer Common Shares and the Buyer Conversion Shares to Buyer; (ii) the issuance by the Company of the Cohen Common Shares and the Cohen Conversion Shares to Daniel G. Cohen; and (iii) the election to the Board of Directors of the nominees for Director nominated by the Board of Directors in accordance with Section 8.4 of the Securities Purchase Agreement (clauses (i) through (iii) collectively, the “Transaction Matters”).

1.2 No Inconsistent Agreements. The Shareholder hereby covenants and agrees that, except as set forth in this Agreement and except for actions taken in furtherance of this Agreement, the Shareholder has not granted, and shall not grant at any time while this Agreement remains in effect, any proxy, consent or power of attorney with respect to the Total Voting Securities that would conflict with the provisions of Section 1.1.

1.3 No Other Restrictions. Except as set forth in Section 1.1, the Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the shareholders of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Shareholder. Except as set forth on the signature page hereof, the Shareholder hereby represents and warrants as follows as of the date hereof:

(a) Authorization; Validity of Agreement; Necessary Action. This Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general equitable principles).

(b) Ownership. The Voting Securities set forth below the Shareholder’s name on the signature page hereto are owned of record by the Shareholder or the Shareholder has the power to vote such Voting Securities, in each case as of the date hereof (such Voting Securities, the “Existing Voting Securities”). The Shareholder’s Existing Voting Securities constitute all voting equity securities of the Company held of record by the Shareholder or for which voting power is held by the Shareholder as of the date hereof. The Shareholder has sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shareholder’s Existing Voting Securities, with no limitations, qualifications or restrictions on such rights, subject to applicable federal and state securities laws and the terms of this Agreement. The Shareholder has good title to the Shareholder’s Existing Voting Securities, free and clear of any Encumbrances.

(c) No Consents; Conflicts and Violations. Except for any applicable requirements of the Securities Exchange Act of 1934, as amended, the execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement will not, (i) require any consent, approval, authorization of or other order of, action by, filing with, or notification to any Governmental Authority; (ii) violate or conflict with or result in the breach of any provision of the organizational documents of the Shareholder; (iii) cause a violation by the Shareholder of any Law, ordinance or regulation of any Governmental Authority applicable to the Shareholder or by which any of the Existing Voting Securities is bound; or (iv) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Encumbrance on the properties or assets of the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which any of the Existing Voting Securities is bound, except, in the case of clauses (i), (iii) and (iv), as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

ARTICLE III

MISCELLANEOUS

3.1 Limitation on Liability. Notwithstanding anything in this Agreement to the contrary, no party to this Agreement shall have any liability for damages to any other party for any breach or violation of this Agreement unless such breach or violation was willful or intentional.

3.2 Termination. This Agreement shall terminate upon the earliest to occur of (i) the date and time of termination of the Securities Purchase Agreement; (ii) the Closing and (iii) the written agreement of the parties hereto and Buyer to terminate this Agreement. Upon such termination, no party hereto shall have any further obligations or liabilities hereunder; provided, however, that such termination shall not relieve any party from liability for any willful or intentional breach or violation of this Agreement prior to such termination.

3.3 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

3.4 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or Buyer any direct or indirect ownership or incident of ownership of or with respect to any Total Voting Securities. All rights, ownership and economic benefits of and relating to the Total Voting Securities shall remain vested in and belong to the Shareholder.

3.5 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

(a) if to the Company, to:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Joseph W. Pooler, Jr.

Facsimile: (215) 701-8280

E-mail: jpooler@ifmi.com

With a copy to:

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attn: Darrick M. Mix

Facsimile: (215) 239-4958

Email: dmix@duanemorris.com

(b) if to the Shareholder, to the address listed next to the Shareholder’s name on the Shareholder’s signature page hereto,

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if sent by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same with, or in a regularly maintained receptacle of, such overnight courier on or prior to 5:00 p.m., New York City time, on a business day; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

3.6 Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

3.7 Entire Agreement. This Agreement (including any exhibits hereto) and the Transaction Documents (as defined in the Securities Purchase Agreement) collectively constitute the entire agreement, and supersede all other prior agreements, understandings, and representations and warranties, both written and oral with respect to the subject matter hereof.

3.8 Governing Law and Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

3.9 Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK OR ANY NEW YORK STATE COURT IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURT (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 3.9 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF NEW YORK OTHER THAN FOR SUCH PURPOSE.

3.10 Enforcement. The Shareholder agrees that in the event that the Shareholder fails to perform any of the Shareholder’s obligations under this Agreement in accordance with their specific terms, the Company and Buyer will be irreparably harmed and there will be no adequate remedy at Law. It is accordingly agreed that the Company and Buyer shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at Law or in equity.

3.11 Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless the parties and Buyer shall unanimously agree in writing to such amendment, modification or change.

3.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, then the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.13 Assignment; Third Party Beneficiaries. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Company and its successors and permitted assigns. This Agreement is not intended to confer any rights or remedies hereunder upon any Person other than the Company pursuant to the terms and conditions of the Securities Purchase Agreement, except that Buyer is an express third party beneficiary with full rights to enforce this Agreement, including Section 3.10, as if it were the Company.

3.14 Shareholder Capacity. By executing and delivering this Agreement, the Shareholder makes no agreement or understanding herein in the Shareholder’s capacity or with respect to the Shareholder’s actions as a manager, director, officer or employee of the Company or any of its Subsidiaries. The Shareholder is signing and entering into this Agreement solely in the Shareholder’s capacity as the record owner of the Shareholder’s Total Voting Securities or in the Shareholder’s capacity as the individual with voting power with respect to certain Total Voting Securities, and nothing herein shall limit or affect in any way any actions that may be hereafter taken by the Shareholder in the Shareholder’s capacity as an employee, director, officer or manager of the Company or any of its Subsidiaries or in any other capacity and no such actions shall be deemed to be a breach of this Agreement. Nothing contained in this Agreement shall restrict, limit, prohibit or preclude the Shareholder from exercising or discharging the Shareholder’s fiduciary duties as a director, officer or manager of the Company or any of its Subsidiaries under applicable Law. Any trustee executing this Agreement is executing this Agreement solely in his or her fiduciary capacity and shall have no personal liability or obligation under this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Shareholder has signed this Voting Agreement as of the date first written above.

SHAREHOLDER:

/s/ Christopher Ricciardi
Name: Christopher Ricciardi

/s/ Stephanie Ricciardi
Name: Stephanie Ricciardi

Total Voting Securities owned by the Shareholder as of the date hereof:

Number of Shares:	1,351,721 Common Stock

Address for Notices:	[Address]

Exceptions to Shareholder’s representations and warranties set forth in ARTICLE II hereof, if any (please describe in the space provided below):

[Signature Page to Voting Agreement]

AGREED TO AND ACCEPTED BY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Voting Agreement]

VOTING AGREEMENT

THIS VOTING AGREEMENT, dated as of May 9, 2013 (this “Agreement”), is made by The Ricciardi Family Foundation (the “Shareholder”) for the benefit of Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), pursuant to the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated of even date herewith, by and among the Company, Mead Park Holdings, LP, and Mead Park Capital Partners LLC (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is entering into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell to Buyer and Buyer has agreed to purchase from the Company (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued shares (collectively, the “Buyer Common Shares”) of the Company’s Common Stock, par value $.001 per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501) (the “Buyer Note”);

WHEREAS, the Buyer Note is convertible into the “Conversion Shares” as defined in the Securities Agreement (the “Buyer Conversion Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Daniel G. Cohen are executing and delivering a securities purchase agreement (the “Cohen Purchase Agreement”), pursuant to which the Company has agreed to sell to Mr. Cohen and Mr. Cohen has agreed to purchase from the Company (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares (collectively, the “Cohen Common Shares” and, together with the Buyer Common Shares, the “Transaction Shares”) of the Common Stock, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) a convertible senior promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “Cohen Note” and, together with the Buyer Note, the “Notes”);

WHEREAS, the Cohen Note is convertible into the “Conversion Shares” as defined in the Cohen Purchase Agreement (the “Cohen Conversion Shares”);

WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement and the Cohen Securities Agreement, the issuance of the Transaction Shares, the Buyer Conversion Shares and the Cohen Conversion Shares, and the election of certain directors to the Board of Directors of the Company (the “Board of Directors”) will be submitted to the Company’s shareholders for approval at the Company’s 2013 annual meeting of shareholders (the “Annual Meeting”), which is anticipated to be held on or about July 25, 2013;

WHEREAS, as an inducement to Buyer to enter into the Securities Purchase Agreement, the Shareholder is entering into this Agreement;

WHEREAS, as of the date hereof, the Shareholder owns of record, or has the power to vote, certain of the outstanding voting equity securities of the Company (the “Voting Securities”); and

WHEREAS, with this Agreement, the Shareholder wishes to undertake certain obligations with respect to the Voting Securities of which the Shareholder is the owner of record, or with respect to which the Shareholder has the power to vote, on the Record Date (as defined below) (such Voting Securities as of such date, the “Total Voting Securities”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Shareholder hereby agrees as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote. Except as otherwise provided in this Agreement and except as prohibited by applicable Law, the Shareholder agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 3.2, at the Annual Meeting or any other meeting of the shareholders of the Company at which any of the Transaction Matters (as defined below) are to be voted upon, however called (and including any postponement or adjournment of any such meeting), or in connection with any written consent of the shareholders of the Company with respect to any of the Transaction Matters, the Shareholder shall:

(a) appear at each such meeting (in person or by proxy) or otherwise cause all Total Voting Securities owned of record by the Shareholder, or with respect to which the Shareholder has the power to vote, in each case as of the record date used for determining the holders of voting securities of the Company entitled to vote at such meeting or to deliver such consent (the “Record Date”), to be counted as present thereat for purposes of calculating a quorum; and

(b) vote or cause to be voted (in person or by proxy) or deliver a written consent (or cause a consent to be delivered) covering all Total Voting Securities owned of record by the Shareholder or as to which the Shareholder has the power to vote, in each case as of the Record Date, in favor of: (i) the issuance by the Company of the Buyer Common Shares and the Buyer Conversion Shares to Buyer; (ii) the issuance by the Company of the Cohen Common Shares and the Cohen Conversion Shares to Daniel G. Cohen; and (iii) the election to the Board of Directors of the nominees for Director nominated by the Board of Directors in accordance with Section 8.4 of the Securities Purchase Agreement (clauses (i) through (iii) collectively, the “Transaction Matters”).

1.2 No Inconsistent Agreements. The Shareholder hereby covenants and agrees that, except as set forth in this Agreement and except for actions taken in furtherance of this Agreement, the Shareholder has not granted, and shall not grant at any time while this Agreement remains in effect, any proxy, consent or power of attorney with respect to the Total Voting Securities that would conflict with the provisions of Section 1.1.

1.3 No Other Restrictions. Except as set forth in Section 1.1, the Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the shareholders of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Shareholder. Except as set forth on the signature page hereof, the Shareholder hereby represents and warrants as follows as of the date hereof:

(a) Authorization; Validity of Agreement; Necessary Action. This Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general equitable principles).

(b) Ownership. The Voting Securities set forth below the Shareholder’s name on the signature page hereto are owned of record by the Shareholder or the Shareholder has the power to vote such Voting Securities, in each case as of the date hereof (such Voting Securities, the “Existing Voting Securities”). The Shareholder’s Existing Voting Securities constitute all voting equity securities of the Company held of record by the Shareholder or for which voting power is held by the Shareholder as of the date hereof. The Shareholder has sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shareholder’s Existing Voting Securities, with no limitations, qualifications or restrictions on such rights, subject to applicable federal and state securities laws and the terms of this Agreement. The Shareholder has good title to the Shareholder’s Existing Voting Securities, free and clear of any Encumbrances.

(c) No Consents; Conflicts and Violations. Except for any applicable requirements of the Securities Exchange Act of 1934, as amended, the execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement will not, (i) require any consent, approval, authorization of or other order of, action by, filing with, or notification to any Governmental Authority; (ii) violate or conflict with or result in the breach of any provision of the organizational documents of the Shareholder; (iii) cause a violation by the Shareholder of any Law, ordinance or regulation of any Governmental Authority applicable to the Shareholder or by which any of the Existing Voting Securities is bound; or (iv) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Encumbrance on the properties or assets of the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which any of the Existing Voting Securities is bound, except, in the case of clauses (i), (iii) and (iv), as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

ARTICLE III

MISCELLANEOUS

3.1 Limitation on Liability. Notwithstanding anything in this Agreement to the contrary, no party to this Agreement shall have any liability for damages to any other party for any breach or violation of this Agreement unless such breach or violation was willful or intentional.

3.2 Termination. This Agreement shall terminate upon the earliest to occur of (i) the date and time of termination of the Securities Purchase Agreement; (ii) the Closing and (iii) the written agreement of the parties hereto and Buyer to terminate this Agreement. Upon such termination, no party hereto shall have any further obligations or liabilities hereunder; provided, however, that such termination shall not relieve any party from liability for any willful or intentional breach or violation of this Agreement prior to such termination.

3.3 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

3.4 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or Buyer any direct or indirect ownership or incident of ownership of or with respect to any Total Voting Securities. All rights, ownership and economic benefits of and relating to the Total Voting Securities shall remain vested in and belong to the Shareholder.

3.5 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

(a) if to the Company, to:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Joseph W. Pooler, Jr.

Facsimile: (215) 701-8280

E-mail: jpooler@ifmi.com

With a copy to:

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attn: Darrick M. Mix

Facsimile: (215) 239-4958

Email: dmix@duanemorris.com

(b) if to the Shareholder, to the address listed next to the Shareholder’s name on the Shareholder’s signature page hereto,

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if sent by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same with, or in a regularly maintained receptacle of, such overnight courier on or prior to 5:00 p.m., New York City time, on a business day; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

3.6 Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

3.7 Entire Agreement. This Agreement (including any exhibits hereto) and the Transaction Documents (as defined in the Securities Purchase Agreement) collectively constitute the entire agreement, and supersede all other prior agreements, understandings, and representations and warranties, both written and oral with respect to the subject matter hereof.

3.8 Governing Law and Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

3.9 Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK OR ANY NEW YORK STATE COURT IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURT (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 3.9 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF NEW YORK OTHER THAN FOR SUCH PURPOSE.

3.10 Enforcement. The Shareholder agrees that in the event that the Shareholder fails to perform any of the Shareholder’s obligations under this Agreement in accordance with their specific terms, the Company and Buyer will be irreparably harmed and there will be no adequate remedy at Law. It is accordingly agreed that the Company and Buyer shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at Law or in equity.

3.11 Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless the parties and Buyer shall unanimously agree in writing to such amendment, modification or change.

3.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, then the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.13 Assignment; Third Party Beneficiaries. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Company and its successors and permitted assigns. This Agreement is not intended to confer any rights or remedies hereunder upon any Person other than the Company pursuant to the terms and conditions of the Securities Purchase Agreement, except that Buyer is an express third party beneficiary with full rights to enforce this Agreement, including Section 3.10, as if it were the Company.

3.14 Shareholder Capacity. By executing and delivering this Agreement, the Shareholder makes no agreement or understanding herein in the Shareholder’s capacity or with respect to the Shareholder’s actions as a manager, director, officer or employee of the Company or any of its Subsidiaries. The Shareholder is signing and entering into this Agreement solely in the Shareholder’s capacity as the record owner of the Shareholder’s Total Voting Securities or in the Shareholder’s capacity as the individual with voting power with respect to certain Total Voting Securities, and nothing herein shall limit or affect in any way any actions that may be hereafter taken by the Shareholder in the Shareholder’s capacity as an employee, director, officer or manager of the Company or any of its Subsidiaries or in any other capacity and no such actions shall be deemed to be a breach of this Agreement. Nothing contained in this Agreement shall restrict, limit, prohibit or preclude the Shareholder from exercising or discharging the Shareholder’s fiduciary duties as a director, officer or manager of the Company or any of its Subsidiaries under applicable Law. Any trustee executing this Agreement is executing this Agreement solely in his or her fiduciary capacity and shall have no personal liability or obligation under this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Shareholder has signed this Voting Agreement as of the date first written above.

SHAREHOLDER:

The Ricciardi Family Foundation

/s/ Christopher Ricciardi
Name:	Christopher Ricciardi
Title:	Director

Total Voting Securities owned by the Shareholder as of the date hereof:

Number of Shares:	64,975 Common Stock

Address for Notices:	[Address]

Exceptions to Shareholder’s representations and warranties set forth in ARTICLE II hereof, if any (please describe in the space provided below):

[Signature Page to Voting Agreement]

AGREED TO AND ACCEPTED BY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Voting Agreement]

VOTING AGREEMENT

THIS VOTING AGREEMENT, dated as of May 9, 2013 (this “Agreement”), is made by Christopher Ricciardi (the “Shareholder”) for the benefit of Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), pursuant to the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated of even date herewith, by and among the Company, Mead Park Holdings, LP, and Mead Park Capital Partners LLC (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is entering into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell to Buyer and Buyer has agreed to purchase from the Company (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued shares (collectively, the “Buyer Common Shares”) of the Company’s Common Stock, par value $.001 per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501) (the “Buyer Note”);

WHEREAS, the Buyer Note is convertible into the “Conversion Shares” as defined in the Securities Agreement (the “Buyer Conversion Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Daniel G. Cohen are executing and delivering a securities purchase agreement (the “Cohen Purchase Agreement”), pursuant to which the Company has agreed to sell to Mr. Cohen and Mr. Cohen has agreed to purchase from the Company (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares (collectively, the “Cohen Common Shares” and, together with the Buyer Common Shares, the “Transaction Shares”) of the Common Stock, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) a convertible senior promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “Cohen Note” and, together with the Buyer Note, the “Notes”);

WHEREAS, the Cohen Note is convertible into the “Conversion Shares” as defined in the Cohen Purchase Agreement (the “Cohen Conversion Shares”);

WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement and the Cohen Securities Agreement, the issuance of the Transaction Shares, the Buyer Conversion Shares and the Cohen Conversion Shares, and the election of certain directors to the Board of Directors of the Company (the “Board of Directors”) will be submitted to the Company’s shareholders for approval at the Company’s 2013 annual meeting of shareholders (the “Annual Meeting”), which is anticipated to be held on or about July 25, 2013;

WHEREAS, as an inducement to Buyer to enter into the Securities Purchase Agreement, the Shareholder is entering into this Agreement;

WHEREAS, as of the date hereof, the Shareholder owns of record, or has the power to vote, certain of the outstanding voting equity securities of the Company (the “Voting Securities”); and

WHEREAS, with this Agreement, the Shareholder wishes to undertake certain obligations with respect to the Voting Securities of which the Shareholder is the owner of record, or with respect to which the Shareholder has the power to vote, on the Record Date (as defined below) (such Voting Securities as of such date, the “Total Voting Securities”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Shareholder hereby agrees as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote. Except as otherwise provided in this Agreement and except as prohibited by applicable Law, the Shareholder agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 3.2, at the Annual Meeting or any other meeting of the shareholders of the Company at which any of the Transaction Matters (as defined below) are to be voted upon, however called (and including any postponement or adjournment of any such meeting), or in connection with any written consent of the shareholders of the Company with respect to any of the Transaction Matters, the Shareholder shall:

(a) appear at each such meeting (in person or by proxy) or otherwise cause all Total Voting Securities owned of record by the Shareholder, or with respect to which the Shareholder has the power to vote, in each case as of the record date used for determining the holders of voting securities of the Company entitled to vote at such meeting or to deliver such consent (the “Record Date”), to be counted as present thereat for purposes of calculating a quorum; and

(b) vote or cause to be voted (in person or by proxy) or deliver a written consent (or cause a consent to be delivered) covering all Total Voting Securities owned of record by the Shareholder or as to which the Shareholder has the power to vote, in each case as of the Record Date, in favor of: (i) the issuance by the Company of the Buyer Common Shares and the Buyer Conversion Shares to Buyer; (ii) the issuance by the Company of the Cohen Common Shares and the Cohen Conversion Shares to Daniel G. Cohen; and (iii) the election to the Board of Directors of the nominees for Director nominated by the Board of Directors in accordance with Section 8.4 of the Securities Purchase Agreement (clauses (i) through (iii) collectively, the “Transaction Matters”).

1.2 No Inconsistent Agreements. The Shareholder hereby covenants and agrees that, except as set forth in this Agreement and except for actions taken in furtherance of this Agreement, the Shareholder has not granted, and shall not grant at any time while this Agreement remains in effect, any proxy, consent or power of attorney with respect to the Total Voting Securities that would conflict with the provisions of Section 1.1.

1.3 No Other Restrictions. Except as set forth in Section 1.1, the Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the shareholders of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Shareholder. Except as set forth on the signature page hereof, the Shareholder hereby represents and warrants as follows as of the date hereof:

(a) Authorization; Validity of Agreement; Necessary Action. This Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general equitable principles).

(b) Ownership. The Voting Securities set forth below the Shareholder’s name on the signature page hereto are owned of record by the Shareholder or the Shareholder has the power to vote such Voting Securities, in each case as of the date hereof (such Voting Securities, the “Existing Voting Securities”). The Shareholder’s Existing Voting Securities constitute all voting equity securities of the Company held of record by the Shareholder or for which voting power is held by the Shareholder as of the date hereof. The Shareholder has sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shareholder’s Existing Voting Securities, with no limitations, qualifications or restrictions on such rights, subject to applicable federal and state securities laws and the terms of this Agreement. The Shareholder has good title to the Shareholder’s Existing Voting Securities, free and clear of any Encumbrances.

(c) No Consents; Conflicts and Violations. Except for any applicable requirements of the Securities Exchange Act of 1934, as amended, the execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement will not, (i) require any consent, approval, authorization of or other order of, action by, filing with, or notification to any Governmental Authority; (ii) violate or conflict with or result in the breach of any provision of the organizational documents of the Shareholder; (iii) cause a violation by the Shareholder of any Law, ordinance or regulation of any Governmental Authority applicable to the Shareholder or by which any of the Existing Voting Securities is bound; or (iv) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Encumbrance on the properties or assets of the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which any of the Existing Voting Securities is bound, except, in the case of clauses (i), (iii) and (iv), as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

ARTICLE III

MISCELLANEOUS

3.1 Limitation on Liability. Notwithstanding anything in this Agreement to the contrary, no party to this Agreement shall have any liability for damages to any other party for any breach or violation of this Agreement unless such breach or violation was willful or intentional.

3.2 Termination. This Agreement shall terminate upon the earliest to occur of (i) the date and time of termination of the Securities Purchase Agreement; (ii) the Closing and (iii) the written agreement of the parties hereto and Buyer to terminate this Agreement. Upon such termination, no party hereto shall have any further obligations or liabilities hereunder; provided, however, that such termination shall not relieve any party from liability for any willful or intentional breach or violation of this Agreement prior to such termination.

3.3 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

3.4 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or Buyer any direct or indirect ownership or incident of ownership of or with respect to any Total Voting Securities. All rights, ownership and economic benefits of and relating to the Total Voting Securities shall remain vested in and belong to the Shareholder.

3.5 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

(a) if to the Company, to:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Joseph W. Pooler, Jr.

Facsimile: (215) 701-8280

E-mail: jpooler@ifmi.com

With a copy to:

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attn: Darrick M. Mix

Facsimile: (215) 239-4958

Email: dmix@duanemorris.com

(b) if to the Shareholder, to the address listed next to the Shareholder’s name on the Shareholder’s signature page hereto,

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if sent by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same with, or in a regularly maintained receptacle of, such overnight courier on or prior to 5:00 p.m., New York City time, on a business day; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

3.6 Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

3.7 Entire Agreement. This Agreement (including any exhibits hereto) and the Transaction Documents (as defined in the Securities Purchase Agreement) collectively constitute the entire agreement, and supersede all other prior agreements, understandings, and representations and warranties, both written and oral with respect to the subject matter hereof.

3.8 Governing Law and Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

3.9 Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK OR ANY NEW YORK STATE COURT IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURT (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 3.9 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF NEW YORK OTHER THAN FOR SUCH PURPOSE.

3.10 Enforcement. The Shareholder agrees that in the event that the Shareholder fails to perform any of the Shareholder’s obligations under this Agreement in accordance with their specific terms, the Company and Buyer will be irreparably harmed and there will be no adequate remedy at Law. It is accordingly agreed that the Company and Buyer shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at Law or in equity.

3.11 Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless the parties and Buyer shall unanimously agree in writing to such amendment, modification or change.

3.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, then the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.13 Assignment; Third Party Beneficiaries. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Company and its successors and permitted assigns. This Agreement is not intended to confer any rights or remedies hereunder upon any Person other than the Company pursuant to the terms and conditions of the Securities Purchase Agreement, except that Buyer is an express third party beneficiary with full rights to enforce this Agreement, including Section 3.10, as if it were the Company.

3.14 Shareholder Capacity. By executing and delivering this Agreement, the Shareholder makes no agreement or understanding herein in the Shareholder’s capacity or with respect to the Shareholder’s actions as a manager, director, officer or employee of the Company or any of its Subsidiaries. The Shareholder is signing and entering into this Agreement solely in the Shareholder’s capacity as the record owner of the Shareholder’s Total Voting Securities or in the Shareholder’s capacity as the individual with voting power with respect to certain Total Voting Securities, and nothing herein shall limit or affect in any way any actions that may be hereafter taken by the Shareholder in the Shareholder’s capacity as an employee, director, officer or manager of the Company or any of its Subsidiaries or in any other capacity and no such actions shall be deemed to be a breach of this Agreement. Nothing contained in this Agreement shall restrict, limit, prohibit or preclude the Shareholder from exercising or discharging the Shareholder’s fiduciary duties as a director, officer or manager of the Company or any of its Subsidiaries under applicable Law. Any trustee executing this Agreement is executing this Agreement solely in his or her fiduciary capacity and shall have no personal liability or obligation under this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Shareholder has signed this Voting Agreement as of the date first written above.

SHAREHOLDER:

/s/ Christopher Ricciardi
Name: Christopher Ricciardi

Total Voting Securities owned by the Shareholder as of the date hereof:

Number of Shares:	7,031 Common Stock

Address for Notices:	[Address]

Exceptions to Shareholder’s representations and warranties set forth in ARTICLE II hereof, if any (please describe in the space provided below):

[Signature Page to Voting Agreement]

AGREED TO AND ACCEPTED BY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Voting Agreement]

VOTING AGREEMENT

THIS VOTING AGREEMENT, dated as of May 9, 2013 (this “Agreement”), is made by Stephanie Ricciardi (the “Shareholder”) for the benefit of Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), pursuant to the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated of even date herewith, by and among the Company, Mead Park Holdings, LP, and Mead Park Capital Partners LLC (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is entering into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell to Buyer and Buyer has agreed to purchase from the Company (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued shares (collectively, the “Buyer Common Shares”) of the Company’s Common Stock, par value $.001 per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501) (the “Buyer Note”);

WHEREAS, the Buyer Note is convertible into the “Conversion Shares” as defined in the Securities Agreement (the “Buyer Conversion Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Daniel G. Cohen are executing and delivering a securities purchase agreement (the “Cohen Purchase Agreement”), pursuant to which the Company has agreed to sell to Mr. Cohen and Mr. Cohen has agreed to purchase from the Company (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares (collectively, the “Cohen Common Shares” and, together with the Buyer Common Shares, the “Transaction Shares”) of the Common Stock, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) a convertible senior promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “Cohen Note” and, together with the Buyer Note, the “Notes”);

WHEREAS, the Cohen Note is convertible into the “Conversion Shares” as defined in the Cohen Purchase Agreement (the “Cohen Conversion Shares”);

WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement and the Cohen Securities Agreement, the issuance of the Transaction Shares, the Buyer Conversion Shares and the Cohen Conversion Shares, and the election of certain directors to the Board of Directors of the Company (the “Board of Directors”) will be submitted to the Company’s shareholders for approval at the Company’s 2013 annual meeting of shareholders (the “Annual Meeting”), which is anticipated to be held on or about July 25, 2013;

WHEREAS, as an inducement to Buyer to enter into the Securities Purchase Agreement, the Shareholder is entering into this Agreement;

WHEREAS, as of the date hereof, the Shareholder owns of record, or has the power to vote, certain of the outstanding voting equity securities of the Company (the “Voting Securities”); and

WHEREAS, with this Agreement, the Shareholder wishes to undertake certain obligations with respect to the Voting Securities of which the Shareholder is the owner of record, or with respect to which the Shareholder has the power to vote, on the Record Date (as defined below) (such Voting Securities as of such date, the “Total Voting Securities”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Shareholder hereby agrees as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote. Except as otherwise provided in this Agreement and except as prohibited by applicable Law, the Shareholder agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 3.2, at the Annual Meeting or any other meeting of the shareholders of the Company at which any of the Transaction Matters (as defined below) are to be voted upon, however called (and including any postponement or adjournment of any such meeting), or in connection with any written consent of the shareholders of the Company with respect to any of the Transaction Matters, the Shareholder shall:

(a) appear at each such meeting (in person or by proxy) or otherwise cause all Total Voting Securities owned of record by the Shareholder, or with respect to which the Shareholder has the power to vote, in each case as of the record date used for determining the holders of voting securities of the Company entitled to vote at such meeting or to deliver such consent (the “Record Date”), to be counted as present thereat for purposes of calculating a quorum; and

(b) vote or cause to be voted (in person or by proxy) or deliver a written consent (or cause a consent to be delivered) covering all Total Voting Securities owned of record by the Shareholder or as to which the Shareholder has the power to vote, in each case as of the Record Date, in favor of: (i) the issuance by the Company of the Buyer Common Shares and the Buyer Conversion Shares to Buyer; (ii) the issuance by the Company of the Cohen Common Shares and the Cohen Conversion Shares to Daniel G. Cohen; and (iii) the election to the Board of Directors of the nominees for Director nominated by the Board of Directors in accordance with Section 8.4 of the Securities Purchase Agreement (clauses (i) through (iii) collectively, the “Transaction Matters”).

1.2 No Inconsistent Agreements. The Shareholder hereby covenants and agrees that, except as set forth in this Agreement and except for actions taken in furtherance of this Agreement, the Shareholder has not granted, and shall not grant at any time while this Agreement remains in effect, any proxy, consent or power of attorney with respect to the Total Voting Securities that would conflict with the provisions of Section 1.1.

1.3 No Other Restrictions. Except as set forth in Section 1.1, the Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the shareholders of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Shareholder. Except as set forth on the signature page hereof, the Shareholder hereby represents and warrants as follows as of the date hereof:

(a) Authorization; Validity of Agreement; Necessary Action. This Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general equitable principles).

(b) Ownership. The Voting Securities set forth below the Shareholder’s name on the signature page hereto are owned of record by the Shareholder or the Shareholder has the power to vote such Voting Securities, in each case as of the date hereof (such Voting Securities, the “Existing Voting Securities”). The Shareholder’s Existing Voting Securities constitute all voting equity securities of the Company held of record by the Shareholder or for which voting power is held by the Shareholder as of the date hereof. The Shareholder has sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shareholder’s Existing Voting Securities, with no limitations, qualifications or restrictions on such rights, subject to applicable federal and state securities laws and the terms of this Agreement. The Shareholder has good title to the Shareholder’s Existing Voting Securities, free and clear of any Encumbrances.

(c) No Consents; Conflicts and Violations. Except for any applicable requirements of the Securities Exchange Act of 1934, as amended, the execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement will not, (i) require any consent, approval, authorization of or other order of, action by, filing with, or notification to any Governmental Authority; (ii) violate or conflict with or result in the breach of any provision of the organizational documents of the Shareholder; (iii) cause a violation by the Shareholder of any Law, ordinance or regulation of any Governmental Authority applicable to the Shareholder or by which any of the Existing Voting Securities is bound; or (iv) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Encumbrance on the properties or assets of the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which any of the Existing Voting Securities is bound, except, in the case of clauses (i), (iii) and (iv), as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

ARTICLE III

MISCELLANEOUS

3.1 Limitation on Liability. Notwithstanding anything in this Agreement to the contrary, no party to this Agreement shall have any liability for damages to any other party for any breach or violation of this Agreement unless such breach or violation was willful or intentional.

3.2 Termination. This Agreement shall terminate upon the earliest to occur of (i) the date and time of termination of the Securities Purchase Agreement; (ii) the Closing and (iii) the written agreement of the parties hereto and Buyer to terminate this Agreement. Upon such termination, no party hereto shall have any further obligations or liabilities hereunder; provided, however, that such termination shall not relieve any party from liability for any willful or intentional breach or violation of this Agreement prior to such termination.

3.3 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

3.4 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or Buyer any direct or indirect ownership or incident of ownership of or with respect to any Total Voting Securities. All rights, ownership and economic benefits of and relating to the Total Voting Securities shall remain vested in and belong to the Shareholder.

3.5 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

(a) if to the Company, to:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Joseph W. Pooler, Jr.

Facsimile: (215) 701-8280

E-mail: jpooler@ifmi.com

With a copy to:

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attn: Darrick M. Mix

Facsimile: (215) 239-4958

Email: dmix@duanemorris.com

(b) if to the Shareholder, to the address listed next to the Shareholder’s name on the Shareholder’s signature page hereto,

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if sent by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same with, or in a regularly maintained receptacle of, such overnight courier on or prior to 5:00 p.m., New York City time, on a business day; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

3.6 Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

3.7 Entire Agreement. This Agreement (including any exhibits hereto) and the Transaction Documents (as defined in the Securities Purchase Agreement) collectively constitute the entire agreement, and supersede all other prior agreements, understandings, and representations and warranties, both written and oral with respect to the subject matter hereof.

3.8 Governing Law and Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

3.9 Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK OR ANY NEW YORK STATE COURT IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURT (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 3.9 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF NEW YORK OTHER THAN FOR SUCH PURPOSE.

3.10 Enforcement. The Shareholder agrees that in the event that the Shareholder fails to perform any of the Shareholder’s obligations under this Agreement in accordance with their specific terms, the Company and Buyer will be irreparably harmed and there will be no adequate remedy at Law. It is accordingly agreed that the Company and Buyer shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at Law or in equity.

3.11 Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless the parties and Buyer shall unanimously agree in writing to such amendment, modification or change.

3.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, then the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.13 Assignment; Third Party Beneficiaries. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Company and its successors and permitted assigns. This Agreement is not intended to confer any rights or remedies hereunder upon any Person other than the Company pursuant to the terms and conditions of the Securities Purchase Agreement, except that Buyer is an express third party beneficiary with full rights to enforce this Agreement, including Section 3.10, as if it were the Company.

3.14 Shareholder Capacity. By executing and delivering this Agreement, the Shareholder makes no agreement or understanding herein in the Shareholder’s capacity or with respect to the Shareholder’s actions as a manager, director, officer or employee of the Company or any of its Subsidiaries. The Shareholder is signing and entering into this Agreement solely in the Shareholder’s capacity as the record owner of the Shareholder’s Total Voting Securities or in the Shareholder’s capacity as the individual with voting power with respect to certain Total Voting Securities, and nothing herein shall limit or affect in any way any actions that may be hereafter taken by the Shareholder in the Shareholder’s capacity as an employee, director, officer or manager of the Company or any of its Subsidiaries or in any other capacity and no such actions shall be deemed to be a breach of this Agreement. Nothing contained in this Agreement shall restrict, limit, prohibit or preclude the Shareholder from exercising or discharging the Shareholder’s fiduciary duties as a director, officer or manager of the Company or any of its Subsidiaries under applicable Law. Any trustee executing this Agreement is executing this Agreement solely in his or her fiduciary capacity and shall have no personal liability or obligation under this Agreement.

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IN WITNESS WHEREOF, the Shareholder has signed this Voting Agreement as of the date first written above.

SHAREHOLDER:

/s/ Stephanie Ricciardi
Name:	Stephanie Ricciardi

Total Voting Securities owned by the Shareholder as of the date hereof:

Number of Shares:	48,448 Common Stock

Address for Notices:	[Address]

Exceptions to Shareholder’s representations and warranties set forth in ARTICLE II hereof, if any (please describe in the space provided below):

[Signature Page to Voting Agreement]

AGREED TO AND ACCEPTED BY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Voting Agreement]